Financial Instruments and Fair Value Disclosures - Balance Sheet Location (Table) (Details) - USD ($)	Dec. 31, 2015	Dec. 31, 2014
Financial Instruments and Fair Value Disclosures [Abstract]
Non-Current Assets - Interest rate swaps	$ 0	$ (66,475)
Current liabilities - Interest rate swaps	18,700	589,896
Long-Term Liabilities - Interest rate swaps	0	17,369
Total derivatives	$ 18,700	$ 540,790